EXHIBIT (23.1)



                        Consent of KPMG Peat Marwick LLP


   The Board of Directors
   Firstar Corporation:

   We consent to the use of our report incorporated herein by reference.


                                                /s/ KPMG Peat Marwick LLP
                                                KPMG Peat Marwick LLP


   Milwaukee, Wisconsin
   April 25, 1995